SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION [Abstract]
SEGMENT INFORMATION
5.   SEGMENT INFORMATION

The Company and the chief operating decision maker ("CODM") measure performance based on the Company's overall return to shareholders based on consolidated net income. The CODM does not review a measure of operating result at a lower level than the consolidated group. Consequently, the Company has only one reportable segment: tankers.  The tankers segment includes crude oil tanker vessels and dry bulk vessels. Both types of vessel are managed as part of this one segment.

The Company's vessels operate worldwide and therefore management does not evaluate performance by geographical region as this information is not meaningful. The Company has been operating in two markets since 2009. We operate in the tanker and dry bulk carrier markets as an international provider of seaborne transportation of crude oil and dry bulk cargoes. An analysis of revenues from these services is as follows:

(in thousands of $)	2011	2010	2009
Total operating revenues – tanker market	39,020	55,072	58,860
Total operating revenues – dry bulk carrier market	55,497	40,825	8,479

In 2011, six customers accounted for $83.2 million or 88% of gross revenues. In 2010, three customers accounted for $61.7 million or 64% of gross revenues and in 2009, two customers accounted for $45.0 million or 67% of gross revenues.